1 A TRANSFORMATIONAL PLACENTAL BIOLOGICS COMPANY Bank of America Securities Healthcare Conference May 2022 EXHIBIT 99.1

2 DISCLAIMER & CAUTIONARY STATEMENTS This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • future sales or sales growth; • the Company’s expectations regarding its mdHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; • the effectiveness of amniotic tissue as a therapy for any particular indication or condition; • estimates of potential market size for the Company’s current and future products; • plans for expansion outside of the U.S.; • expected spending on clinical trials and research and development; • the Company’s long-term strategy for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth;

3 DISCLAIMER & CAUTIONARY STATEMENTS Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; • the results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; • the future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and • expected spending can depend in part on the results of pending clinical trials. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement.

LEADING PRODUCT PORTFOLIO POSITIONED FOR GROWTH

MDXG

$257.5M
TTM Net Sales

83.1%
TTM Gross Margin

($12.4M)
TTM Net Loss

$12.0M
TTM Adjusted EBITDA[1]

13.4%
Year-over-year Revenue growth in Wound Care & Surgical business[2]

800+
Employees[3]

$481M
Market Cap[4]

$75.7M
Cash at 3/31/22

2,000,000+
Allografts Distributed[5]
Purion.

EPIFIX® AMNIOFIX®
EPICORD® AMNIOCORD®

Reimbursement coverage, U.S.:
300M+
lives

300M+
people worldwide suffering from hip and knee OA[6]

30M (U.S.)
with diabetes[7]

2.9M
chronic wounds[8]

In a recent peer-reviewed study, the average cost/episode with EPIFIX was
~$3000 less
versus other advanced treatments[9]

42%
of the low risk-of-bias studies in AHRQ assessment were on MIMEDX products[10]

(1) TTM refers to the trailing twelve months ended March 31, 2022, and is calculated for any measure by adding the results for the full year ended December 31, 2021 to the results for the quarter ended March 31, 2022 and subtracting the results for the quarter ended March 31, 2021; Adjusted EBITDA is a non-GAAP measure consisting of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) income tax provision, (v) costs incurred in connection with Audit Committee Investigation and Restatement, (vi) impairment of intangible assets, and (vii) share-based compensation. Refer to Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 (the "2021 Annual Report") for defined terms and reconciliation to the nearest GAAP measure. (2) Year-over-year growth based on sales of our Advanced Wound Care products, which excludes Section 351 products (as defined in our 2021 Annual Report) for Q1 2022 compared to Q1 2021. (3) As of December 31, 2021. (4) Based on closing stock price on May 9, 2022. Assumes conversion of Series B shares. (5) As of March 18, 2022; (6) Safiri S, Kolahi A, Smith E, et alGlobal, regional and national burden of osteoarthritis 1990-2017: a systematic analysis of the Global Burden of Disease Study 2017Annals of the Rheumatic Diseases 2020;79:819-828. (7) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019; 8(2):39-48. doi:10.1089/wound.2019.0946; (8) BioMed GPS SmartTrak; (9) Tettelbach, WH, Armstrong, DG, Chang, TJ, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. Journal of Wound Care 2022 31:Sup2, S10-S31. (10) Snyder DL, et al. Agency for Healthcare Research and Quality. https://www.cms.gov/Medicare/Coverage/DeterminationProcess/downloads/id109TA.pdf. Published February 2020. Accessed October 13, 2021. AHRQ = Agency for Healthcare Research and Quality.

4

MIMEDX

5 COMPELLING INVESTMENT THESIS Foundation Positioned for Growth 11-14% Mid-Term Growth Expectations Plan to Commence Pivotal KOA Clinical Trial Program in 2022 View to Free Cash Flow

A TRANSFORMATIONAL VISION

Transforming medicine in large and high-growth markets with significant unmet needs

$4B+

Other OUS
+
Japan
+
Surgical Recovery
+
Advanced Wound Care

2026+

$2.7B

Japan
+
Surgical Recovery
+
Advanced Wound Care

2022-2023

$1.1B

Advanced Wound Care

Existing

BioMed GPS SmartTrak; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; GlobalData Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates; OUS = Outside of United States.

6

MIMEDX

A TRANSFORMATIONAL VISION

Transforming medicine in large and high-growth markets with significant unmet needs



Existing	2022-2023	2026+
$1.1B	$2.7B	
		Knee Osteoarthritis
		+
		Other OUS
		+
	Japan	Japan
	+	+
	Surgical Recovery	Surgical Recovery
	+	+
Advanced Wound Care	Advanced Wound Care	Advanced Wound Care

BioMed GPS SmartTrak; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; GlobalData Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates; OUS = Outside of United States.

7

MIMEDX

THE TRANSFORMATIONAL POTENTIAL


DMOAD

Existing	2022-2023	2026+
$1.1B	$2.7B	
		Knee Osteoarthritis
		+
		Other OUS
		+
	Japan	Japan
	+	+
	Surgical Recovery	Surgical Recovery
	+	+
Advanced Wound Care	Advanced Wound Care	Advanced Wound Care

BioMed GPS SmartTrak; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; GlobalData Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates; OUS = Outside of United States; DMOAD = Disease Modifying Osteoarthritis Drug

8

MIMEDX

SIGNIFICANT UNMET CLINICAL NEED IN KNEE OSTEOARTHRITIS


Market Sizing Algorithm
12 Million
Target for
HA Injections
19 Million
Patients with KOA

Multiple factors drive overall transformation

Value Multipliers

- Product Label
- Dosing Regimen
- Bilateral Application
- Prophylactic Use
- Place in Treatment Algorithm
- Clinical Trial Results
- DMOAD

DMOAD substantially amplifies market opportunity

GlobalData: 2020 Orthopedic Devices Knee Reconstruction US (2015-2030); GlobalData: Viscosupplementation Model (HA) U.S. (2015-2030); KOA = Knee Osteoarthritis; HA = Hyaluronic Acid

9

MIMEDX

mdHACM HOLDS POTENTIAL TO REDUCE PAIN AND INCREASE FUNCTION IN KOA

- Phase 2B study did not meet primary endpoints, but demonstrated statistically significant and clinically meaningful improvement within Pre-Interim analysis cohort

190-patient Cohort	3-months	6-months
WOMAC Pain	p=0.032	p=0.009
WOMAC Function	p=0.046	p=0.009
WOMAC Total	p=0.038	p=0.008

- Plan to commence KOA Clinical Trial Program in 2022

- Anticipate BLA filing in late-2025 with greater probability of success


Pivotal Trial initiation
Est. BLA filing
Est. launch
Knee Osteoarthritis
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
2022
2023
2024
2025
2026
2027



mdHACM = micronized dehydrated Human Amnion Chorion Membrane; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index; BLA = Biologics License Application; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

10

MIMEDX

11 MID-TERM GROWTH EXPECTATIONS DRIVEN BY TREATMENT TRANSFORMATION AND ONGOING PORTFOLIO INNOVATION 7.0% 11.0% 8.0% 2.0% 2.0% 14.0% 3.0% 3.0% Existing Products New Products/ Expansion International Overall Growth + + = Management estimates of annual revenue growth rate.

EXPANSION INTO SURGICAL RECOVERY MARKET PROPELS GROWTH

Tissue augmentation

Barrier properties

Surgical closure

Growth Drivers:

Aging population

Increasing obesity

Awareness & penetration

Total Addressable Market


$0.9B
$1.3B
+10%
Annual
2021
2026

BioMed GPS SmartTrak; 3rd party proprietary assessment; Management estimates

12

MIMEDX

13 MULTIPLE OPPORTUNITIES TO EXPAND EXISTING PROCEDURE BASE SURGICAL SPECIALTY PROCEDURAL EXAMPLE Vascular Incision Management Amputation Orthopaedics Joint Replacement Rotator Cuff Repair Spine Lumbar Decompression General Surgery Bowel Anastomosis Gynecology C-Section Incisions Hysterectomy Plastics Mohs Defect Reconstruction Incision Management

14 SURGICAL RECOVERY GROWTH DRIVEN BY MARKET DEVELOPMENT • Expand Reach in O.R. • Procedural Training • KOL Development by Specialty • New Product Launches • Clinical & Economic Evidence Targeting Unmet Needs Leveraging Portfolio Tissue Handling Antimicrobial Platform Functional Healing

OPPORTUNITIES TO EXTEND LEADERSHIP IN DIFFERENTIATED CLINICAL EVIDENCE



Lower Extremity Ulcers in Patients with Diabetes: Lessons from an Analysis of the Medicare Database (2015-2018)
management
Observed impact of skin substitutes in lower extremity diabetic ulcers: lessons from the Medicare Database (2015–2018)
Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane
Abstract
Key Points

AREAS OF FOCUS

- Chronic wound clinical & health economic outcomes
- Treating challenging surgical wounds
- Complex incision management
- Orthopaedic surgical recovery

Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane[1]

Outcomes comparing autologous flaps/grafts and dHACM

Experienced Complications:

Patients receiving flaps or grafts were **19x** more likely to experience poor cosmesis or revisions

Patients receiving flaps or grafts were **12x** more likely to have infections or surgical reintervention



Poor Cosmesis:
Revisions:
Infections:
Surgical Reintervention:
29%
2%
Autologous Flap/ FTSG
EPIFIX
15%
0%
Autologous Flap/ FTSG
EPIFIX
10%
0%
Autologous Flap/ FTSG
EPIFIX
10%
2%
Autologous Flap/ FTSG
EPIFIX
8%
0%
Autologous Flap/ FTSG
EPIFIX

(1) Toman J, Michael GM, Wisco OJ, Adams JR, Hubbs BS. Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane. Facial Plast Surg Aesthet Med. 2021 Oct 29. doi: 10.1089/fpsam.2021.0167. Epub ahead of print. PMID: 34714143. FTSG = Full Thickness Skin Grafts

15

MIMEDX

16 2022 LAUNCHES EXPAND PLACENTAL PORTFOLIO AMNIOEFFECT™ Placental Collagen Matrix Particulate format fulfills key portfolio gap Retains key extracellular matrix components Wide range of sizes up to 9 cm x 20 cm Improved handling for minimally invasive procedures Anticipate two new, organic products launched per year; future year new product launches would present additional upside opportunity

17 $212 $247 ADVANCED WOUND CARE CONTINUES TO EXHIBIT STRONG DOUBLE-DIGIT GROWTH (1) Adjusted net sales excludes revenue recognized from cash collections on remaining contracts. Adjusted net sales is a non-GAAP measurement. (2) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. (3) TTM refers to the trailing twelve months ended March 31, 2022, and is calculated for any measure by adding the results for the full year ended December 31, 2021 to the results for the quarter ended March 31, 2022 and subtracting the results for the quarter ended March 31, 2021. MIMEDX Expects Sales of Its Advanced Wound Care / Section 361 Products to Grow 11% to 14% in 2022, with Growth Expected to Accelerate as the Year Progresses Adjusted Net Sales1Net Sales Advanced Wound Care / Section 361 Net Sales2 $243 $257 $246 $258 +16.7% Results for TTM3 Ended March 31 ($M) +4.5% +5.7% Adjusted Net Sales1Net Sales Advanced Wound Care / Section 361 Net Sales2 Results for the Three Months Ended March 31 ($M) $60 $59 $60 $59 $52 $58 (1.8%) +13.4% (1.3%) 2021 2022 2021 2022 2021 2022 2021 20222021 20222021 2022

18 $59.3 $51.5 $59.3 $62.3 $66.9 $58.4 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 CONSISTENT OUTPERFORMANCE COMPARED TO CONSENSUS WITH STRONG, SUSTAINED GROWTH FROM THE COMPANY’S CORE BUSINESS Multiple Quarters With Strong Growth in the Company’s Advanced Wound Care / Section 361 Business Quarterly Revenue Performance Compared to Consensus Since NASDAQ Relisting $68.5 $60.0 $68.2 $63.1 $67.4 $58.9 $62.0 $59.9 $58.8 $60.3 $63.7 $54.1 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 Consensus Beat / Miss% Beat / Miss 10.6% 0.1% 16.0% 4.7% 5.8% 8.9% Year-over-Year Revenue Growth 29.5% 13.1% 12.9% 13.4%6.2%5.6% (1) 4 1 1 1 1 4 1 1 1 1

19 EXISTING CASH LEVELS ARE SUFFICIENT TO SUPPORT NEAR-TERM R&D EFFORTS Free cash flow neutral Free cash flow positive Cash and cash equivalents at December 31, 2021 = $87.1 million Expect two clinical trials for Knee OA indication to cost less than $30 million; incurred over three years Over the 12 – 15 months ending December 2022, we continue to expect: • Base business to be cash flow neutral • Overall revenue to return to levels consistent with those prior to end of Enforcement Discretion Increase Decrease Total Business Results represents expected Adjusted EBITDA. Other Uses include debt service, and investigation, restatement and related expenses. Dec ‘21 Business Results Business Results Capital Expenditures Capital Expenditures Other Uses Other Uses Dec ‘22 Dec ‘23

20 PIONEER IN PLACENTAL BIOLOGICS Distinct drivers of significant shareholder value with current and future growth potential Wound Care & Surgical Recovery Regenerative Medicine & Biologics Innovation

21 2022 OBJECTIVES SUPPORT CURRENT AND FUTURE GROWTH POTENTIAL R&D  Initiate Phase 3 KOA Clinical Studies  Increase Product Vitality Index  Advance body of scientific evidence Operations  Implement CGMP throughout supply chain  Leverage cost base through production efficiencies  Optimize quality, processes and scale Commercial  Achieve sustainable double-digit growth target  Expand international footprint, with initial launch in Japan  Launch two new products – AMNIOEFFECT™ and PCM CGMP = Current Good Manufacturing Practices; PCM = Placental Collagen Matrix

22 OUR PLACENTAL BIOLOGICS ARE TRANSFORMING MEDICINE AND PATIENTS’ LIVES

23 APPENDIX

24 SUMMARY BALANCE SHEETS ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Assets Cash and Cash Equivalents 48.2 109.6 95.8 84.7 85.0 90.6 87.1 75.7 Accounts Receivable, net 30.1 33.0 35.4 35.4 37.2 36.5 40.4 37.7 Inventory, net 10.6 11.0 10.4 11.6 10.1 11.2 11.4 13.2 Other Current Assets 18.7 17.9 19.0 18.3 15.4 3.6 9.6 9.3 Total Current Assets 107.6 171.5 160.6 150.0 147.7 141.9 148.5 135.9 Property and Equipment 10.8 10.3 11.4 11.0 10.3 9.9 9.2 8.8 Other Assets 32.5 31.5 30.0 29.8 29.1 28.7 30.2 29.7 Total Assets 150.9 213.3 202.0 190.8 187.1 180.5 187.9 174.4 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 63.7 57.3 59.2 55.4 50.6 41.7 42.4 36.6 Long Term Debt, net 61.5 47.6 47.7 47.8 47.9 48.0 48.1 48.2 Other Liabilities 2.9 4.4 3.7 3.6 3.3 4.1 4.9 4.6 Total Liabilities 128.1 109.3 110.6 106.8 101.8 93.8 95.4 89.4 Convertible Preferred Stock 0.0 91.1 91.6 92.0 92.5 92.5 92.5 92.5 Stockholders’ Equity (Deficit) 22.9 12.9 (0.2) (8.0) (7.2) (5.8) 0.1 (7.4) Total Liabilities and Stockholders’ Equity (Deficit) 150.9 213.3 202.0 190.8 187.1 180.5 187.9 174.4 Note: figures don’t add to subtotals due to immaterial rounding differences.

25 SUMMARY INCOME STATEMENTS ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net Sales 53.6 64.3 68.6 60.0 68.2 63.1 67.4 58.9 Cost of Sales 8.2 10.3 10.8 9.7 12.8 10.1 10.7 9.9 Gross Profit 45.4 54.0 57.8 50.3 55.4 53.0 56.7 49.0 Research & Development 2.3 3.4 3.4 4.3 4.1 4.3 4.6 6.0 Selling, General, and Administrative 37.3 48.0 48.8 45.4 53.6 46.3 53.1 49.6 Investigation, Restatement, and Related 11.4 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 Amortization of Intangible Assets 0.3 0.3 0.3 0.2 0.2 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 0.0 1.0 0.0 0.0 0.0 0.1 0.0 Operating (Loss) Income (5.9) (9.7) (16.1) (6.8) (0.4) (1.0) 3.3 (9.3) Loss on Extinguishment of Debt 0.0 (8.2) 0.0 0.0 0.0 0.0 0.0 0.0 Interest Expense, net (2.6) (1.5) (1.5) (1.5) (1.4) (1.0) (1.2) (1.1) Pretax (Loss) Income (8.4) (19.4) (17.6) (8.3) (1.8) (2.0) 2.1 (10.4) Income Tax Provision Benefit (Expense) 0.0 0.0 1.0 (0.1) 0.0 (0.3) 0.1 (0.1) Net (Loss) Income (8.5) (19.4) (16.6) (8.4) (1.8) (2.3) 2.2 (10.5) Note: figures don’t add to subtotals due to immaterial rounding differences.

SUMMARY CASH FLOW STATEMENTS

($ millions)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22
Net (Loss) Income	(8.5)	(19.4)	(16.6)	(8.4)	(1.8)	(2.3)	2.2	(10.5)
Share-Based Compensation	4.4	3.7	3.9	3.2	4.1	3.8	3.6	4.0
Depreciation	1.4	1.5	1.3	1.2	1.3	0.9	1.0	0.9
Other Non-Cash Effects	1.3	9.5	1.7	1.1	0.9	0.6	0.7	0.6
Changes in Assets	2.9	(1.8)	(6.2)	0.1	1.9	11.0	(9.5)	0.7
Changes in Liabilities	(4.7)	1.9	5.5	(3.9)	(4.8)	(7.6)	(1.3)	(5.9)
Net Cash Flows (Used in) Provided By Operating Activities	**(3.1)**	**(4.6)**	**(10.4)**	**(6.7)**	**1.6**	**6.4**	**(3.3)**	**(10.2)**
Purchases of Property and Equipment	(0.4)	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)	(0.3)	(0.1)
Patent Application Costs	(0.1)	0.0	(0.1)	(0.2)	(0.0)	(0.1)	(0.0)	(0.1)
Other	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0
Net Cash Flows Used in Investing Activities	**(0.5)**	**(0.7)**	**(2.3)**	**(2.1)**	**(0.4)**	**(0.6)**	**(0.3)**	**(0.1)**
Preferred Stock Net Proceeds	0.0	93.4	(0.8)	0.0	0.0	0.0	0.0	0.0
Proceeds from Term Loan	10.0	49.5	0.0	0.0	0.0	0.0	0.0	0.0
Repayment of Term Loan	(10.9)	(72.0)	0.0	0.0	0.0	0.0	0.0	0.0
Prepayment Premium on Term Loan	0.0	(1.4)	0.0	0.0	0.0	0.0	0.0	0.0
Deferred Financing Cost	0.0	(2.8)	(0.3)	0.0	0.0	0.0	0.0	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(0.8)	(0.1)	0.0	(3.2)	(1.4)	(0.2)	0.0	(1.2)
Proceeds from Exercise of Stock Options	0.0	0.1	0.0	0.9	0.5	0.0	0.0	0.2
Net Cash Flows (Used in) Provided By Financing Activities	**(1.8)**	**66.7**	**(1.1)**	**(2.3)**	**(0.9)**	**(0.2)**	**0.0**	**(1.0)**
Beginning Cash Balance	53.5	48.2	109.6	95.8	84.7	85.0	90.6	87.1
Change in Cash	(5.3)	61.4	(13.8)	(11.1)	0.3	5.6	(3.5)	(11.4)
Ending Cash Balance	**48.2**	**109.6**	**95.8**	**84.7**	**85.0**	**90.6**	**87.1**	**75.7**

Note: certain figures may not foot due to rounding.

26

MIMEDX

27 REVENUE DETAIL Quarter Trailing 12 Months ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q21 3Q21 4Q21 1Q22 Advanced Wound Care / Section 3611 45.8 55.1 59.4 51.5 59.3 62.3 66.9 58.5 225.3 232.5 240.0 247.0 Section 3511 6.1 8.2 8.7 8.2 8.6 0.5 0.3 0.4 33.7 26.0 17.6 9.8 Other2 1.7 1.0 0.5 0.3 0.3 0.3 0.1 0.0 2.1 1.4 1.0 0.7 Net Sales $ 53.6 $ 64.3 $ 68.5 $ 60.0 $ 68.2 $ 63.1 $ 67.4 $ 58.9 $261.1 $259.9 $258.6 $257.5 (1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. (2) Other primarily includes cash collected related to the remaining contracts. For a discussion of the remaining contracts, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2020 and 2021, and the respective Form 10-Qs for the noted quarterly periods. Note: certain figures may not foot due to rounding.

28 NON-GAAP METRICS RECONCILIATION ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net Sales – Reported 53.6 64.3 68.6 60.0 68.2 63.1 67.3 58.9 Less: Revenue Transition Impact1 (1.7) (1.0) (0.5) (0.3) (0.3) (0.3) (0.1) 0.0 Adjusted Net Sales 51.9 63.3 68.1 59.7 67.9 62.8 67.2 58.9 Gross Profit 45.4 54.0 57.8 50.3 55.4 53.0 56.7 49.0 Less: Revenue Transition Impact1 (1.5) (0.9) (0.4) (0.2) (0.3) (0.3) (0.1) 0.0 Adjusted Gross Profit 44.0 53.1 57.4 50.1 55.1 52.7 56.6 49.0 Adjusted Gross Margin 84.8% 83.9% 84.3% 83.9% 81.3% 83.9% 84.2% 83.1% Adjusted EBITDA 11.7 7.8 10.8 5.0 3.1 7.0 3.6 (1.7) Less: Capital Expenditures (0.4) (0.7) (2.2) (1.9) (0.4) (0.6) (0.3) (0.1) Less: Patent Application Costs (0.1) 0.0 (0.1) (0.2) (0.0) (0.1) (0.0) (0.1) Adjusted Free Cash Flow 11.2 7.1 8.5 2.9 2.7 6.3 3.3 (1.9) Impact of revenue transition includes cash collected related to the remaining contracts and cost of sales recognized on those collections, as applicable. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2021 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: certain figures may not foot due to rounding.

29 ADJUSTED EBITDA RECONCILIATION ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net (Loss) Income (8.5) (19.4) (16.6) (8.4) (1.8) (2.3) 2.2 (10.5) Depreciation & Amortization 1.7 1.8 1.6 1.4 1.5 1.1 1.1 1.0 Interest Expense 2.6 1.5 1.5 1.5 1.4 1.0 1.2 1.1 Loss on Extinguishment of Debt 0.0 8.2 0.0 0.0 0.0 0.0 0.0 0.0 Income Tax 0.0 0.0 (1.0) 0.1 (0.0) 0.3 (0.1) 0.1 EBITDA (4.2) (7.9) (14.5) (5.5) 1.1 0.0 4.4 (8.3) Investigation, Restatement & Related 11.4 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 Impairment of Intangible Assets 0.0 0.0 1.0 0.0 0.0 0.0 0.1 0.0 Share-Based Compensation 4.4 3.7 3.9 3.2 4.1 3.8 3.6 4.0 Adjusted EBITDA1 11.7 7.8 10.8 5.0 3.1 7.0 3.6 (1.7) (1) Adjusted EBITDA is a non-GAAP measure consisting of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) income tax provision, (v) costs incurred in connection with the Audit Committee Investigation and Restatement, (vi) impairment of intangible assets, and (vii) share-based compensation. Refer to Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC. Note: certain figures may not foot due to rounding.